                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 16, 2006

                                  CKRUSH, INC.
             (Exact name of Registrant as specified in its charter)

            DELAWARE                        0-25563            65-0648808
(State or other jurisdiction of         (Commission File      (IRS Employer
incorporation or organization)              Number)         Identification No.)

336 WEST 37TH STREET, SUITE 410
NEW YORK, NEW YORK                                                10018
(Address of principal executive offices)                       (Zip Code)

                                 (212) 564-1111
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     (a) On November 16, 2006, we entered into a Supplemental Settlement
Agreement with our former President, Cedric Kushner. This agreement modified and amended our existing settlement agreement with Mr. Kushner dated March 31, 2006.
Pursuant to the Supplemental Settlement Agreemetn, Mr. Kushner released us from certain obligations and agreed to assume responsibility for obligations to David
Tua, Ltd. An affiliate of Mr. Kushner will assume responsibility for the promotion of David Tua, a boxer, and be entitled to 25% of the net proceeds generated from Mr. Tua's fights. The Supplemental Settlement Agreement contains other provisions, primarily related to Mr. Tua. A copy of the Supplemental
Settlement Agreement is attached as an exhibit to this report.

     (b) On November 20, 2006, we entered into employment agreements with our
CEO, Roy Roberts, and our President, Jeremy Dallow. We also entered into a new consulting agreement with Philabelle Consulting, LLC, superceding a previous agreement with Philabelle. The Agreements are effective as of February 17, 2006 and are for three-year terms. The agreements provide for base salaries of
$175,000 and $200,000 for Messrs. Roberts and Dallow, respectively, and compensation of $225,000 annually for Philabelle. Copies of these agreements are attached as exhibits to this report.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit Number                   Description
--------------                   -----------

     10.1               Supplemental Settlement Agreement dated
                        Novermber 16, 2006 among Ckrush, Inc.
                        Cedric Kushner and affiliates.

     10.2               Employment Agreement dated
                        November 20, 2006 with Roy
                        Roberts

     10.3               Employment Agreement dated
                        November 20, 2006 with Jeremy
                        Dallow

     10.4               Consulting Agreement dated
                        November 20, 2006 with
                        Philabelle Consulting, LLC

                                      -3-

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 22, 2006                    CKRUSH, INC.
                                            (Registrant)

                                            By: /s/ Jeremy Dallow
                                                ------------------------------
                                                Jeremy Dallow, President

                                      -4-

                                  EXHIBIT INDEX

Exhibit Number               Description                                   Page
--------------               -----------                                   ----

     10.1           Supplemental Settlement Agreement dated
                    November 16, 2006 among Ckrush, Inc.
                    Cedric Kushner and affiliates.                           6

     10.2           Employment Agreement dated
                    November 20, 2006 with Roy
                    Roberts

     10.3           Employment Agreement dated
                    November 20, 2006 with Jeremy
                    Dallow

     10.4           Consulting Agreement dated
                    November 20, 2006 with
                    Philabelle Consulting, LLC

                                      -5-